UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2021

Live Oak Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 S. Main Street, #2550
Memphis, TN 38103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 685-2865

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LOKB.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	LOKB	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	LOKB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 12, 2021, Live Oak Acquisition Corp. II, a Delaware corporation (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus (File No. 333-256880) filed by the Company with the Securities and Exchange Commission on June 8, 2021, as supplemented.

There were 31,625,000 shares of common stock issued and outstanding on September 13, 2021, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 22,440,198 shares present either by proxy or online, representing approximately 70.96% of the total outstanding shares of the Company’s common stock as of the Record Date, which constituted a quorum.

A summary of the voting results for each proposal submitted to a vote of stockholders at the Special Meeting is set forth below.

Proposal No. 1 – The Business Combination Proposal

The proposal to (a) approve and adopt the Business Combination Agreement and Plan of Reorganization, dated as of May 6, 2021 (the “Business Combination Agreement”), among the Company, Live Oak Merger Sub Inc., a Delaware corporation and a wholly owned direct subsidiary of the Company (“Merger Sub”), and Navitas Semiconductor Limited, a private company limited by shares organized under the laws of Ireland (“Navitas Ireland”) and domesticated in the State of Delaware as Navitas Delaware Semiconductor Ireland, LLC, a Delaware limited liability company (“Navitas Delaware”, and the combined entity of Navitas Ireland as domesticated as Navitas Delaware, “Navitas”), pursuant to which the Company agreed to commence a tender offer to acquire the entire issued share capital of Navitas Ireland (other than certain Navitas Ireland Restricted Shares) (the “Tender Offer”) in exchange for the per share issuance of the applicable Per Share Tender Offer Consideration, and Merger Sub will merge with and into Navitas Delaware (the “Merger”), with the consummation of the Tender Offer and the Merger resulting in Navitas becoming a wholly owned subsidiary of the Company and (b) approve the Tender Offer, the Merger and the other transactions contemplated by the Business Combination Agreement (the “Business Combination” and such proposal, the “Business Combination Proposal”), was approved and adopted, and all transactions contemplated by the Business Combination were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
22,076,442	362,716	1,040

Proposal Nos. 2–3 – The Charter Proposals

Proposal No. 2 – The Authorized Share Charter Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s capital stock, par value $0.0001 per share, from (a) 111,000,000 shares, consisting of (i) 110,000,000 shares of common stock, including 100,000,000 shares of Class A common stock (the “Class A Common Stock”), and 10,000,000 shares of Class B common stock (the “Class B Common Stock”), and (ii) 1,000,000 shares of preferred stock, to (b) 751,000,000 shares, consisting of (i) 750,000,000 shares of common stock and (ii) 1,000,000 shares of preferred stock was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,975,026	423,567	41,605

Proposal No. 3 – The Additional Charter Proposal

The amendment to the Charter to make certain other changes that the Company’s board of directors deems appropriate for a public operating company, including (a) eliminating provisions in the Charter relating to the Company’s Initial Business Combination that will no longer be applicable to the Company following the closing of the Business Combination, including provisions relating to (i) redemption rights with respect to Class A Common Stock, (ii) the Trust Account (as defined below), (iii) share issuances prior to the consummation of the Initial Business Combination, (iv) transactions with affiliates and other blank check companies, (v) approval of the Initial Business Combination and (vi) the minimum value of the target in the Initial Business Combination, and (b) to change the post-combination company’s name from “Live Oak Acquisition Corp. II” to “Navitas Semiconductor Corporation” (collectively, the “Additional Charter Proposal”) was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
22,041,892	393,445	4,861

Proposal No. 4 – The PIPE Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance and sale of 17,300,000 shares of Class A Common Stock in a private offering of securities to certain investors in connection with the Business Combination, which will occur substantially concurrently with, and is contingent upon, the consummation of the transactions contemplated by the Business Combination Agreement (the “PIPE Proposal”) was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
22,037,471	391,679	11,048

Proposal No. 5 – The 2021 Plan Proposal

The 2021 Equity Incentive Plan (the “2021 Plan”) and the material terms thereunder (the “2021 Plan Proposal”) were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,849,395	566,970	23,833

Proposal No. 6 – The Director Election Proposal

The Company’s stockholders elected, effective immediately at the effective time of the Merger, Gene Sheridan and Daniel Kinzer to serve as Class I directors until the 2022 annual meeting of stockholders, Brian Long, Dipender Saluja and David Moxam to serve as Class II directors until the 2023 annual meeting of stockholders and Richard J. Hendrix and Gary K. Wunderlich to serve as Class III directors until the 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal (the “Director Election Proposal”). The voting results were as follows:

Nominee	Votes For	Withheld
Gene Sheridan	21,342,254	1,097,944
Daniel Kinzer	22,072,287	367,911
Brian Long	22,071,287	368,911
Dipender Saluja	21,340,454	1,099,744
David Moxam	22,072,237	367,961
Richard J. Hendrix	20,945,227	1,494,971
Gary K. Wunderlich	21,675,200	764,998

Proposal No. 7 – The Adjournment Proposal

The adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the PIPE Proposal, the 2021 Plan Proposal or the Director Election Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,760,687	665,124	14,387

Item 7.01.	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On October 13, 2021, the Company issued a press release announcing the approval of the proposals related to the Business Combination at the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated October 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 13, 2021

LIVE OAK ACQUISITION CORP. II

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer